Income Tax (Details) - Schedule of Unrecognized Tax Benefit - USD ($)	Mar. 31, 2024	Mar. 31, 2023
Deferred tax assets:
Property, plant and equipment	$ (22,940)	$ (11,440)
Impairment provision for inventories	78,705	59,545
Allowance for credit loss	3,761	5,971
Impairment provision for marketable debt securities	32,445	25,468
Fair value change in investment in marketable debt securities		82
Total deferred tax assets	91,971	79,626
Net deferred tax assets	$ 91,971	$ 79,626